FOR IMMEDIATE RELEASE	Exhibit 99.1

Media Contact:
Sonal Dave
QLogic Corporation
949.533.1655
sonal.dave@qlogic.com

Investor Contact:
Jean Hu
QLogic Corporation
949.389.7579
jean.hu@qlogic.com
QLOGIC REPORTS FOURTH QUARTER
AND FISCAL YEAR 2011 RESULTS
ALISO VIEJO, Calif., May 5, 2011—QLogic Corp. (Nasdaq:QLGC), a leading supplier of high performance network infrastructure solutions, today announced its financial results for the fourth quarter and fiscal year ended April 3, 2011.
Fourth Quarter Highlights
•	Net revenue: $152.3 million

•	GAAP net income: $33.3 million or $0.31 per diluted share

•	Non-GAAP net income: $39.3 million or $0.37 per diluted share

•	Operating margin: 23.6% GAAP, 29.5% non-GAAP

•	Cash generated from operations: $73.3 million
Fiscal Year Highlights
•	Net revenue: $597.2 million

•	GAAP net income: $139.1 million or $1.27 per diluted share

•	Non-GAAP net income: $167.8 million or $1.54 per diluted share

•	Operating margin: 23.4% GAAP, 30.2% non-GAAP

•	Cash generated from operations: $190.6 million
Financial Results
Net revenue for the fourth quarter of fiscal 2011, which included fourteen weeks, was $152.3 million and increased 5% from $145.7 million in the same quarter last year. Revenue from Host Products was $109.1 million during the fourth quarter of fiscal 2011 and increased 5% from $103.7 million in the same quarter last year. Revenue from Network Products was $24.3 million during the fourth quarter of fiscal 2011 and increased 8% from $22.6 million in the same quarter last year. Revenue from Silicon Products was $16.1 million during the fourth quarter of fiscal 2011 compared to $16.7 million in the same quarter last year.
Net income on a GAAP basis for the fourth quarter of fiscal 2011 increased to $33.3 million, or $0.31 per diluted share, from a net loss of $4.8 million, or $0.04 per diluted share, for the fourth quarter of fiscal 2010. The net loss on a GAAP basis for the fourth quarter of fiscal 2010 included a special tax charge of $29.7 million related to the Company’s globalization initiative. Net income on a non-GAAP basis for the fourth quarter of fiscal 2011 increased to $39.3 million, or $0.37 per diluted share, from $32.4 million, or $0.28 per diluted share, for the fourth quarter of fiscal 2010.
Net revenue for fiscal 2011, which included 53 weeks, increased 9% to $597.2 million from $549.1 million in fiscal 2010. Net income on a GAAP basis for fiscal 2011 was $139.1 million, or $1.27 per diluted share, and increased from $54.9 million, or $0.47 per diluted share for fiscal 2010. Net income on a non-GAAP basis for fiscal 2011 was $167.8 million, or $1.54 per diluted share, and increased from $117.7 million, or $1.00 per diluted share for fiscal 2010.
“Fiscal year 2011 was highlighted by improved financial performance, continued focus and investment in emerging technologies, and leadership in both our traditional and expansion markets. We grew market share and continued our share leadership in Fibre Channel adapters for a seventh consecutive year and took over the leadership position in converged adapters,” said Simon Biddiscombe, president and chief executive officer, QLogic. “Our results in the fourth quarter were highlighted by a more than 20% sequential increase in total revenues from converged and 10Gb Ethernet products. Our early success in these important expansion markets is key to our longer term growth plans. I believe that we are on the right path to capitalize on the significant incremental opportunities in the expanding high performance data center connectivity market.”
QLogic uses certain non-GAAP financial measures to supplement financial statements based on GAAP. A summary of these non-GAAP financial measures and a reconciliation of each non-GAAP financial measure to the most directly comparable GAAP financial measure, as well as a description of the reasons that management believes that these non-GAAP financial measures provide useful information to investors and the additional purposes for which management uses these non-GAAP financial measures, is presented in the accompanying financial schedules.
QLogic’s fiscal 2011 fourth quarter conference call is scheduled for today at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time). Simon Biddiscombe, president and chief executive officer, and Jean Hu, senior vice president and chief financial officer, will host the conference call. The call is being webcast live via the

Internet at http://ir.qlogic.com and www.earnings.com. Phone access to participate in the conference call is available at (719) 325-2388, pass code: 5266821.
The financial information that the company intends to discuss during the conference call will be available on the company’s website at http://ir.qlogic.com for twelve months following the conference call. A replay of the conference call will be available via webcast at http://ir.qlogic.com for twelve months.
Follow QLogic @ twitter.com/qlogic
About QLogic
QLogic (Nasdaq: QLGC) is a global leader and technology innovator in high performance networking, including adapters, switches and ASICs. Leading OEMs and channel partners worldwide rely on QLogic products for their data, storage and server networking solutions. For more information, visit www.qlogic.com.
Disclaimer — Forward-Looking Statements
This press release contains statements relating to future results of the company (including regarding the longer term growth plans of the company and certain beliefs and projections regarding business trends and the company’s ability to capitalize on such trends, including the significant incremental opportunities in the expanding high performance data center connectivity market) that are “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected or implied in the forward-looking statements. The company advises readers that these potential risks and uncertainties include, but are not limited to: the high performance data center connectivity market may not expand as rapidly as we anticipate or we may not effectively capitalize on expected incremental opportunities in the market; declines in information technology spending levels; potential fluctuations in operating results; gross margins that may vary over time; the stock price of the company may be volatile; the company’s dependence on the networking markets served; potential adverse effects of increased market acceptance of blade servers; the ability to maintain and gain market or industry acceptance of the company’s products; the company’s dependence on a small number of customers; seasonal fluctuations and uneven sales patterns in orders from customers; the company’s ability to compete effectively with other companies; declining average unit sales prices of comparable products; a reduction in sales efforts by current distributors; the company’s dependence on sole source and limited source suppliers; the company’s dependence on relationships with certain third-party subcontractors and contract manufacturers; declines in the market value of the company’s investment securities; the complexity of the company’s products; sales fluctuations arising from customer transitions to new products; changes in the company’s tax provisions or adverse outcomes resulting from examination of its income tax returns; environmental compliance costs; international economic, regulatory, political and other risks; uncertain benefits from strategic business combinations; the ability to attract and retain key personnel; difficulties in transitioning to smaller geometry process technologies; the ability to protect proprietary rights; the ability to satisfactorily resolve any infringement claims; the use of “open source” software in the company’s products; changes in regulations or standards regarding energy use of the company’s products; computer viruses and other tampering with the company’s computer systems; and facilities of the company and its suppliers and customers are located in areas subject to natural disasters.
More detailed information on these and additional factors which could affect the company’s operating and financial results are described in the company’s Forms 10-K, 10-Q and other reports filed, or to be filed, with the Securities and Exchange Commission. The company urges all interested parties to read these reports to gain a better understanding of the business and other risks that the company faces. The forward-looking statements contained in this press release are made only as of the date hereof, and the company does not intend to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.
QLogic and the QLogic logo are registered trademarks of QLogic Corporation. Other trademarks and registered trademarks are the property of the companies with which they are associated.

QLOGIC CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(unaudited — in thousands, except per share amounts)

	Three Months Ended		Year Ended
	April 3,	March 28,	April 3,	March 28,
	2011	2010	2011	2010
Net revenues	$152,290	$145,716	$597,199	$549,070
Cost of revenues	50,832	50,869	203,944	196,127

Gross profit	101,458	94,847	393,255	352,943

Operating expenses:
Engineering and development	37,005	34,537	137,654	136,831
Sales and marketing	19,973	19,333	80,926	77,601
General and administrative	8,588	9,319	34,148	34,242
Special charges	—	4,315	931	5,163

Total operating expenses	65,566	67,504	253,659	253,837

Operating income	35,892	27,343	139,596	99,106

Interest and other income, net	929	3,605	5,187	10,601

Income before income taxes	36,821	30,948	144,783	109,707

Income taxes	3,505	35,774	5,693	54,759

Net income (loss)	$33,316	$(4,826)	$139,090	$54,948

Net income (loss) per share:
Basic	$0.32	$(0.04)	$1.29	$0.47
Diluted	$0.31	$(0.04)	$1.27	$0.47

Number of shares used in per share calculations:
Basic	105,295	113,343	107,647	116,037
Diluted	106,853	113,343	109,192	117,364

QLOGIC CORPORATION
RECONCILIATION OF GAAP NET INCOME TO
NON-GAAP NET INCOME
(unaudited — in thousands, except per share amounts)

	Three Months Ended		Year Ended
	April 3,	March 28,	April 3,	March 28,
	2011	2010	2011	2010
GAAP net income (loss)	$33,316	$(4,826)	$139,090	$54,948
Items excluded from GAAP net income (loss):
Stock-based compensation	7,896	8,269	35,007	35,694
Amortization of acquisition-related intangible assets	1,156	1,612	4,623	8,331
Special charges	—	4,315	931	5,163
Gains recognized on previously impaired investment securities	—	(1,681)	(312)	(2,286)
Net gains on trading securities	—	(426)	—	(426)
Income tax charges related to globalization initiative	—	29,676	—	29,676
Other income tax effects	(3,102)	(4,501)	(11,539)	(13,448)

Total non-GAAP adjustments	5,950	37,264	28,710	62,704

Non-GAAP net income	$39,266	$32,438	$167,800	$117,652

Net income (loss) per diluted share:
GAAP net income (loss)	$0.31	$(0.04)	$1.27	$0.47
Adjustments	0.06	0.32	0.27	0.53

Non-GAAP net income	$0.37	$0.28	$1.54	$1.00

Number of shares used in non-GAAP per diluted share calculations	106,853	115,561	109,192	117,364
Non-GAAP Financial Measures
The non-GAAP financial measures contained herein are a supplement to the corresponding financial measures prepared in accordance with generally accepted accounting principles (GAAP). The non-GAAP financial measures presented exclude the items summarized in the above table. Management believes that adjustments for these items assist investors in making comparisons of period-to-period operating results and that these items are not indicative of the company’s on-going core operating performance.
The company has presented non-GAAP net income and non-GAAP net income per diluted share, on a basis consistent with its historical presentation, to assist investors in understanding the company’s core net income and core net income per diluted share on an on-going basis. These non-GAAP financial measures may also assist investors in making comparisons of the company’s core net profitability with historical periods and comparisons of the company’s core net profitability with the corresponding results for competitors. Management believes that non-GAAP net income and non-GAAP net income per diluted share are important measures in the evaluation of the company’s profitability. These non-GAAP financial measures exclude the adjustments described in the above table, and thus provide an overall measure of the company’s on-going net profitability and related profitability on a per diluted share basis.
Management uses non-GAAP net income and non-GAAP net income per diluted share in its evaluation of the company’s core after-tax results of operations and trends between fiscal periods and believes that these measures are important components of its internal performance measurement process. In addition, the company prepares and maintains its budgets and forecasts for future periods on a basis consistent with these non-GAAP financial measures. Management believes that providing these non-GAAP financial measures allows investors to view the company’s financial results in the way that management views the financial results.
The non-GAAP financial measures presented herein have certain limitations in that they do not reflect all of the costs associated with the operations of the company’s business as determined in accordance with GAAP. Therefore, investors should consider non-GAAP financial measures in addition to, and not as a substitute for, or as superior to, measures of financial performance prepared in accordance with GAAP. The non-GAAP financial measures presented by the company may be different from the non-GAAP financial measures used by other companies.
For additional information on the items excluded from the non-GAAP financial measures and why the company believes that these non-GAAP financial measures provide useful supplemental information to investors, the company refers you to the Form 8-K regarding this release filed today with the Securities and Exchange Commission.
A summary of the non-GAAP adjustments presented in the table above by the financial statement line impacted is as follows:

	Three Months Ended		Year Ended
	April 3,	March 28,	April 3,	March 28,
(unaudited - in thousands)	2011	2010	2011	2010
Non-GAAP Adjustments:
Cost of revenues:
Stock-based compensation	$601	$590	$2,563	$2,629
Amortization of acquisition-related intangible assets	1,156	1,612	4,623	6,445

Total cost of revenue adjustments	1,757	2,202	7,186	9,074

Operating expenses:
Engineering and development:
Stock-based compensation	3,774	4,115	16,466	18,237
Sales and marketing:
Stock-based compensation	1,714	1,688	7,580	6,918
Amortization of acquisition-related intangible assets	—	—	—	1,886
General and administrative:
Stock-based compensation	1,807	1,876	8,398	7,910
Special charges	—	4,315	931	5,163

Total operating expense adjustments	7,295	11,994	33,375	40,114

Interest and other income:
Gains recognized on previously impaired investment securities	—	(1,681)	(312)	(2,286)
Net gains on trading securities	—	(426)	—	(426)

Total interest and other income adjustments	—	(2,107)	(312)	(2,712)

Total non-GAAP adjustments before income taxes	9,052	12,089	40,249	46,476

Income taxes:
Income tax charges related to globalization initiative	—	29,676	—	29,676
Other income tax effects	(3,102)	(4,501)	(11,539)	(13,448)

Total income tax adjustments	(3,102)	25,175	(11,539)	16,228

Total non-GAAP adjustments	$5,950	$37,264	$28,710	$62,704

QLOGIC CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(unaudited — in thousands)

	April 3, 2011	March 28, 2010
ASSETS

Current assets:
Cash and cash equivalents	$147,780	$190,308
Short-term investment securities	236,296	185,365
Accounts receivable, net	70,134	73,301
Inventories	26,931	19,403
Deferred tax assets	17,754	10,976
Other current assets	20,753	9,845

Total current assets	519,648	489,198

Property and equipment, net	77,134	83,496
Goodwill	119,748	119,748
Purchased intangible assets, net	12,694	17,394
Deferred tax assets	25,333	36,917
Other assets	2,650	3,984

	$757,207	$750,737

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$34,816	$36,766
Accrued compensation	25,858	22,727
Accrued taxes	6,012	2,633
Deferred revenue	10,431	9,240
Other current liabilities	5,221	11,069

Total current liabilities	82,338	82,435

Accrued taxes	62,565	70,577
Deferred revenue	5,169	7,401
Other liabilities	5,971	6,985

Total liabilities	156,043	167,398

Stockholders’ equity:
Common stock	208	205
Additional paid-in capital	844,546	778,853
Retained earnings	1,387,765	1,248,675
Accumulated other comprehensive income	614	1,206
Treasury stock	(1,631,969)	(1,445,600)

Total stockholders’ equity	601,164	583,339

	$757,207	$750,737

QLOGIC CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited — in thousands)

	Year Ended
	April 3,	March 28,
	2011	2010
Cash flows from operating activities:
Net income	$139,090	$54,948
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	29,777	31,803
Stock-based compensation	35,007	35,694
Amortization of acquisition-related intangible assets	4,623	8,331
Deferred income taxes	4,425	5,999
Net gains on investment securities	(2,188)	(4,982)
Other non-cash items	3,529	1,090
Changes in operating assets and liabilities, net of acquisition:
Accounts receivable	3,113	(4,432)
Inventories	(7,528)	21,920
Other assets	770	487
Accounts payable	(3,192)	240
Accrued compensation	3,705	(6,036)
Accrued taxes	(15,522)	11,827
Deferred revenue	(1,041)	612
Other liabilities	(4,011)	4,271

Net cash provided by operating activities	190,557	161,772

Cash flows from investing activities:
Purchases of available-for-sale securities	(278,878)	(244,083)
Proceeds from sales and maturities of available-for-sale securities	203,160	223,729
Proceeds from disposition of trading securities	23,800	11,425
Distributions from other investment securities	329	5,464
Purchases of property and equipment	(23,260)	(24,528)
Acquisition of business, net of cash acquired	—	(14,931)

Net cash used in investing activities	(74,849)	(42,924)

Cash flows from financing activities:
Proceeds from issuance of common stock under stock-based awards	36,090	34,375
Excess tax benefits from stock-based awards	1,674	591
Minimum tax withholding paid on behalf of employees for restricted stock units	(6,780)	(2,875)
Purchases of treasury stock	(189,220)	(163,419)
Payoff of line of credit assumed in acquisition	—	(934)

Net cash used in financing activities	(158,236)	(132,262)

Net decrease in cash and cash equivalents	(42,528)	(13,414)

Cash and cash equivalents at beginning of year	190,308	203,722

Cash and cash equivalents at end of year	$147,780	$190,308

QLOGIC CORPORATION
SUPPLEMENTAL FINANCIAL INFORMATION
(unaudited — in thousands)
Net Revenues
A summary of the company’s revenue components is as follows:

	Three Months Ended		Year Ended
	April 3,	March 28,	April 3,	March 28,
	2011	2010	2011	2010
Host Products	$109,138	$103,718	$429,279	$396,519
Network Products	24,273	22,569	106,060	99,449
Silicon Products	16,060	16,715	50,987	42,368
Service and other	2,819	2,714	10,873	10,734

	$152,290	$145,716	$597,199	$549,070

Geographic Revenues
Revenues by geographic area are presented based upon the country of destination. Net revenues by geographic area are as follows:

	Three Months Ended		Year Ended
	April 3,	March 28,	April 3,	March 28,
	2011	2010	2011	2010
United States	$66,111	$64,435	$264,345	$250,333
Asia-Pacific and Japan	44,973	38,423	165,779	138,775
Europe, Middle East and Africa	34,099	35,264	133,698	126,966
Rest of world	7,107	7,594	33,377	32,996

	$152,290	$145,716	$597,199	$549,070